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                                                                   EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

     As independent auditors, we hereby consent to the incorporation of our report included in this Form 10K, into the company's previously filed Registration Statement files Nos. 033-61529, 033-60505, and 333-51039.


/s/ BAKER TILLY
Chartered Accountants
London, England
21 December 1998